Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	4Q'18 vs. 4Q'17		Dec 31, 2018	Dec 31, 2017	YTD'18 vs. YTD'17
EARNINGS
Net interest income	$4,333	$4,206	$3,737	$3,842	$3,916	$417	10.6%	$16,118	$15,016	$1,102	7.3%
Retailer share arrangements	(855)	(871)	(653)	(720)	(779)	(76)	9.8%	(3,099)	(2,937)	(162)	5.5%
Net interest income, after retailer share arrangements	3,478	3,335	3,084	3,122	3,137	341	10.9%	13,019	12,079	940	7.8%
Provision for loan losses	1,452	1,451	1,280	1,362	1,354	98	7.2%	5,545	5,296	249	4.7%
Net interest income, after retailer share arrangements and provision for loan losses	2,026	1,884	1,804	1,760	1,783	243	13.6%	7,474	6,783	691	10.2%
Other income	64	63	63	75	62	2	3.2%	265	288	(23)	(8.0)%
Other expense	1,078	1,054	975	988	970	108	11.1%	4,095	3,747	348	9.3%
Earnings before provision for income taxes	1,012	893	892	847	875	137	15.7%	3,644	3,324	320	9.6%
Provision for income taxes	229	222	196	207	490	(261)	(53.3)%	854	1,389	(535)	(38.5)%
Net earnings	$783	$671	$696	$640	$385	$398	103.4%	$2,790	$1,935	$855	44.2%
Net earnings attributable to common stockholders	$783	$671	$696	$640	$385	$398	103.4%	$2,790	$1,935	$855	44.2%

Adjusted net earnings(1)	$783	$671	$696	$640	$545	$238	43.7%	$2,790	$2,095	$695	33.2%

COMMON SHARE STATISTICS
Basic EPS	$1.09	$0.91	$0.93	$0.84	$0.49	$0.60	122.4%	$3.76	$2.43	$1.33	54.7%
Diluted EPS	$1.09	$0.91	$0.92	$0.83	$0.49	$0.60	122.4%	$3.74	$2.42	$1.32	54.5%
Adjusted diluted EPS(1)	$1.09	$0.91	$0.92	$0.83	$0.70	$0.39	55.7%	$3.74	$2.62	$1.12	42.7%
Dividend declared per share	$0.21	$0.21	$0.15	$0.15	$0.15	$0.06	40.0%	$0.72	$0.56	$0.16	28.6%
Common stock price	$23.46	$31.08	$33.38	$33.53	$38.61	$(15.15)	(39.2)%	$23.46	$38.61	$(15.15)	(39.2)%
Book value per share	$20.42	$19.47	$19.37	$18.88	$18.47	$1.95	10.6%	$20.42	$18.47	$1.95	10.6%
Tangible common equity per share(2)	$17.41	$16.51	$16.84	$16.55	$16.22	$1.19	7.3%	$17.41	$16.22	$1.19	7.3%

Beginning common shares outstanding	718.7	746.6	760.3	770.5	782.6	(63.9)	(8.2)%	770.5	817.4	(46.9)	(5.7)%
Issuance of common shares	—	—	—	—	—	—	—%	—	—	—	—%
Stock-based compensation	0.1	2.4	0.3	0.2	0.1	—	—%	3.0	0.4	2.6	NM
Shares repurchased	—	(30.3)	(14.0)	(10.4)	(12.2)	12.2	(100.0)%	(54.7)	(47.3)	(7.4)	15.6%
Ending common shares outstanding	718.8	718.7	746.6	760.3	770.5	(51.7)	(6.7)%	718.8	770.5	(51.7)	(6.7)%

Weighted average common shares outstanding	718.7	734.9	752.2	763.7	778.7	(60.0)	(7.7)%	742.3	795.6	(53.3)	(6.7)%
Weighted average common shares outstanding (fully diluted)	720.9	738.8	758.3	770.3	784.0	(63.1)	(8.0)%	746.9	799.7	(52.8)	(6.6)%

(1) Adjusted net earnings and Adjusted diluted EPS are non-GAAP measures. These measures represent the corresponding GAAP measure, adjusted to exclude the effects to Provision for income taxes in the quarter ended December 31, 2017, resulting from the Tax Cuts and Jobs Act of 2017 (the “Tax Act”). The effects primarily relate to additional tax expense arising from the remeasurement of our net deferred tax asset to reflect the reduction in the U.S. corporate tax rate from 35% to 21%. For a corresponding reconciliation to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(2) Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions, except account data)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	4Q'18 vs. 4Q'17		Dec 31, 2018	Dec 31, 2017	YTD'18 vs. YTD'17
PERFORMANCE METRICS
Return on assets(1)	2.9%	2.7%	2.9%	2.7%	1.6%		1.3%	2.8%	2.1%		0.7%
Return on equity(2)	21.5%	18.5%	19.4%	18.2%	10.5%		11.0%	19.4%	13.4%		6.0%
Return on tangible common equity(3)	25.2%	21.5%	22.1%	20.7%	12.0%		13.2%	22.4%	15.3%		7.1%
Adjusted return on assets(4)	2.9%	2.7%	2.9%	2.7%	2.3%		0.6%	2.8%	2.3%		0.5%
Adjusted return on equity(4)	21.5%	18.5%	19.4%	18.2%	14.9%		6.6%	19.4%	14.5%		4.9%
Adjusted return on tangible common equity(5)	25.2%	21.5%	22.1%	20.7%	17.0%		8.2%	22.4%	16.6%		5.8%
Net interest margin(6)	16.06%	16.41%	15.33%	16.05%	16.24%		(0.18)%	15.97%	16.35%		(0.38)%
Efficiency ratio(7)	30.4%	31.0%	31.0%	30.9%	30.3%		0.1%	30.8%	30.3%		0.5%
Other expense as a % of average loan receivables, including held for sale	4.79%	4.82%	5.02%	5.07%	4.91%		(0.12)%	4.92%	4.95%		(0.03)%
Effective income tax rate	22.6%	24.9%	22.0%	24.4%	56.0%		(33.4)%	23.4%	41.8%		(18.4)%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	5.54%	4.97%	5.97%	6.14%	5.78%		(0.24)%	5.63%	5.37%		0.26%
30+ days past due as a % of period-end loan receivables(8)	4.76%	4.59%	4.17%	4.52%	4.67%		0.09%	4.76%	4.67%		0.09%
90+ days past due as a % of period-end loan receivables(8)	2.29%	2.09%	1.98%	2.28%	2.28%		0.01%	2.29%	2.28%		0.01%
Net charge-offs	$1,248	$1,087	$1,159	$1,198	$1,141	$107	9.4%	$4,692	$4,066	$626	15.4%
Loan receivables delinquent over 30 days(8)	$4,430	$4,021	$3,293	$3,521	$3,831	$599	15.6%	$4,430	$3,831	$599	15.6%
Loan receivables delinquent over 90 days(8)	$2,135	$1,833	$1,561	$1,776	$1,869	$266	14.2%	$2,135	$1,869	$266	14.2%

Allowance for loan losses (period-end)	$6,427	$6,223	$5,859	$5,738	$5,574	$853	15.3%	$6,427	$5,574	$853	15.3%
Allowance coverage ratio(9)	6.90%	7.11%	7.43%	7.37%	6.80%		0.10%	6.90%	6.80%		0.10%

BUSINESS METRICS
Purchase volume(10)	$40,320	$36,443	$34,268	$29,626	$36,565	$3,755	10.3%	$140,657	$131,814	$8,843	6.7%
Period-end loan receivables	$93,139	$87,521	$78,879	$77,853	$81,947	$11,192	13.7%	$93,139	$81,947	$11,192	13.7%
Credit cards	$89,994	$84,319	$75,753	$74,952	$79,026	$10,968	13.9%	$89,994	$79,026	$10,968	13.9%
Consumer installment loans	$1,845	$1,789	$1,708	$1,590	$1,578	$267	16.9%	$1,845	$1,578	$267	16.9%
Commercial credit products	$1,260	$1,353	$1,356	$1,275	$1,303	$(43)	(3.3)%	$1,260	$1,303	$(43)	(3.3)%
Other	$40	$60	$62	$36	$40	$—	—%	$40	$40	$—	—%
Average loan receivables, including held for sale	$89,340	$86,783	$77,853	$79,090	$78,369	$10,971	14.0%	$83,304	$75,702	$7,602	10.0%
Period-end active accounts (in thousands)(11)	80,339	75,457	69,767	68,891	74,541	5,798	7.8%	80,339	74,541	5,798	7.8%
Average active accounts (in thousands)(11)	77,382	75,482	69,344	71,323	71,348	6,034	8.5%	73,847	69,968	3,879	5.5%

LIQUIDITY
Liquid assets
Cash and equivalents	$9,396	$12,068	$15,675	$13,044	$11,602	$(2,206)	(19.0)%	$9,396	$11,602	$(2,206)	(19.0)%
Total liquid assets	$14,822	$18,214	$21,491	$18,557	$15,087	$(265)	(1.8)%	$14,822	$15,087	$(265)	(1.8)%
Undrawn credit facilities
Undrawn credit facilities	$4,375	$5,125	$6,500	$6,000	$6,000	$(1,625)	(27.1)%	$4,375	$6,000	$(1,625)	(27.1)%
Total liquid assets and undrawn credit facilities	$19,197	$23,339	$27,991	$24,557	$21,087	$(1,890)	(9.0)%	$19,197	$21,087	$(1,890)	(9.0)%
Liquid assets % of total assets	13.88%	17.42%	21.68%	19.42%	15.75%		(1.87)%	13.88%	15.75%		(1.87)%
Liquid assets including undrawn credit facilities % of total assets	17.98%	22.32%	28.24%	25.70%	22.01%		(4.03)%	17.98%	22.01%		(4.03)%

(1) Return on assets represents net earnings as a percentage of average total assets.
(2) Return on equity represents net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents net earnings as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(4) Adjusted return on assets represents Adjusted net earnings as a percentage of average total assets. Adjusted return on equity represents Adjusted net earnings as a percentage of average total equity. Adjusted net earnings is a non-GAAP measure. For a corresponding reconciliation of Adjusted net earnings to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(5) Adjusted return on tangible common equity represents Adjusted net earnings as a percentage of average tangible common equity. Both Adjusted net earnings and tangible common equity are non-GAAP measures. For corresponding reconciliations to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(6) Net interest margin represents net interest income divided by average interest-earning assets.
(7) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, after retailer share arrangements, plus other income.
(8) Based on customer statement-end balances extrapolated to the respective period-end date.
(9) Allowance coverage ratio represents allowance for loan losses divided by total period-end loan receivables.
(10) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(11) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	4Q'18 vs. 4Q'17		Dec 31, 2018	Dec 31, 2017	YTD'18 vs. YTD'17
Interest income:
Interest and fees on loans	$4,774	$4,617	$4,081	$4,172	$4,233	$541	12.8%	$17,644	$16,219	$1,425	8.8%
Interest on investment securities	102	77	93	72	58	44	75.9%	344	188	156	83.0%
Total interest income	4,876	4,694	4,174	4,244	4,291	585	13.6%	17,988	16,407	1,581	9.6%

Interest expense:
Interest on deposits	350	314	273	249	233	117	50.2%	1,186	848	338	39.9%
Interest on borrowings of consolidated securitization entities	104	86	80	74	70	34	48.6%	344	263	81	30.8%
Interest on third-party debt	89	88	84	79	72	17	23.6%	340	280	60	21.4%
Total interest expense	543	488	437	402	375	168	44.8%	1,870	1,391	479	34.4%

Net interest income	4,333	4,206	3,737	3,842	3,916	417	10.6%	16,118	15,016	1,102	7.3%

Retailer share arrangements	(855)	(871)	(653)	(720)	(779)	(76)	9.8%	(3,099)	(2,937)	(162)	5.5%
Net interest income, after retailer share arrangements	3,478	3,335	3,084	3,122	3,137	341	10.9%	13,019	12,079	940	7.8%

Provision for loan losses	1,452	1,451	1,280	1,362	1,354	98	7.2%	5,545	5,296	249	4.7%
Net interest income, after retailer share arrangements and provision for loan losses	2,026	1,884	1,804	1,760	1,783	243	13.6%	7,474	6,783	691	10.2%

Other income:
Interchange revenue	193	182	177	158	179	14	7.8%	710	653	57	8.7%
Debt cancellation fees	70	65	66	66	69	1	1.4%	267	272	(5)	(1.8)%
Loyalty programs	(208)	(196)	(192)	(155)	(193)	(15)	7.8%	(751)	(704)	(47)	6.7%
Other	9	12	12	6	7	2	28.6%	39	67	(28)	(41.8)%
Total other income	64	63	63	75	62	2	3.2%	265	288	(23)	(8.0)%

Other expense:
Employee costs(1)	353	365	351	358	330	23	7.0%	1,427	1,304	123	9.4%
Professional fees	231	232	177	166	159	72	45.3%	806	629	177	28.1%
Marketing and business development	166	131	110	121	156	10	6.4%	528	498	30	6.0%
Information processing	118	105	99	104	99	19	19.2%	426	373	53	14.2%
Other(1)	210	221	238	239	226	(16)	(7.1)%	908	943	(35)	(3.7)%
Total other expense	1,078	1,054	975	988	970	108	11.1%	4,095	3,747	348	9.3%

Earnings before provision for income taxes	1,012	893	892	847	875	137	15.7%	3,644	3,324	320	9.6%
Provision for income taxes	229	222	196	207	490	(261)	(53.3)%	854	1,389	(535)	(38.5)%
Net earnings attributable to common stockholders	$783	$671	$696	$640	$385	$398	103.4%	$2,790	$1,935	$855	44.2%

(1) We have reclassified certain amounts within Employee costs to Other for all periods in 2017 to conform to the current period classifications.

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Dec 31, 2018 vs. Dec 31, 2017
Assets
Cash and equivalents	$9,396	$12,068	$15,675	$13,044	$11,602	$(2,206)	(19.0)%
Debt securities	6,062	7,281	6,779	6,259	4,473	1,589	35.5%
Loan receivables:
Unsecuritized loans held for investment	64,969	59,868	50,884	52,469	55,526	9,443	17.0%
Restricted loans of consolidated securitization entities	28,170	27,653	27,995	25,384	26,421	1,749	6.6%
Total loan receivables	93,139	87,521	78,879	77,853	81,947	11,192	13.7%
Less: Allowance for loan losses	(6,427)	(6,223)	(5,859)	(5,738)	(5,574)	(853)	15.3%
Loan receivables, net	86,712	81,298	73,020	72,115	76,373	10,339	13.5%
Goodwill	1,024	1,024	1,024	991	991	33	3.3%
Intangible assets, net	1,137	1,105	863	780	749	388	51.8%
Other assets	2,461	1,769	1,761	2,370	1,620	841	51.9%
Total assets	$106,792	$104,545	$99,122	$95,559	$95,808	$10,984	11.5%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$63,738	$62,030	$58,734	$56,285	$56,276	$7,462	13.3%
Non-interest-bearing deposit accounts	281	287	277	285	212	69	32.5%
Total deposits	64,019	62,317	59,011	56,570	56,488	7,531	13.3%
Borrowings:
Borrowings of consolidated securitization entities	14,439	14,187	12,170	12,214	12,497	1,942	15.5%
Senior unsecured notes	9,557	9,554	9,551	8,801	8,302	1,255	15.1%
Total borrowings	23,996	23,741	21,721	21,015	20,799	3,197	15.4%
Accrued expenses and other liabilities	4,099	4,491	3,932	3,618	4,287	(188)	(4.4)%
Total liabilities	92,114	90,549	84,664	81,203	81,574	10,540	12.9%
Equity:
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,482	9,470	9,486	9,470	9,445	37	0.4%
Retained earnings	8,986	8,355	7,906	7,334	6,809	2,177	32.0%
Accumulated other comprehensive income	(62)	(99)	(93)	(86)	(64)	2	(3.1)%
Treasury Stock	(3,729)	(3,731)	(2,842)	(2,363)	(1,957)	(1,772)	90.5%
Total equity	14,678	13,996	14,458	14,356	14,234	444	3.1%
Total liabilities and equity	$106,792	$104,545	$99,122	$95,559	$95,808	$10,984	11.5%

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	Dec 31, 2018			Sep 30, 2018			Jun 30, 2018			Mar 31, 2018			Dec 31, 2017
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$10,856	$62	2.27%	$7,901	$39	1.96%	$13,097	$59	1.81%	$12,434	$47	1.53%	$13,591	$43	1.26%
Securities available for sale	6,837	40	2.32%	7,022	38	2.15%	6,803	34	2.00%	5,584	25	1.82%	3,725	15	1.60%

Loan receivables:
Credit cards, including held for sale	86,131	4,695	21.63%	83,609	4,538	21.53%	74,809	4,010	21.50%	76,181	4,099	21.82%	75,389	4,161	21.90%
Consumer installment loans	1,815	42	9.18%	1,753	41	9.28%	1,648	37	9.01%	1,572	36	9.29%	1,568	36	9.11%
Commercial credit products	1,344	37	10.92%	1,355	37	10.83%	1,346	34	10.13%	1,286	36	11.35%	1,375	35	10.10%
Other	50	—	—%	66	1	NM	50	—	—%	51	1	NM	37	1	NM
Total loan receivables, including held for sale	89,340	4,774	21.20%	86,783	4,617	21.11%	77,853	4,081	21.03%	79,090	4,172	21.39%	78,369	4,233	21.43%
Total interest-earning assets	107,033	4,876	18.07%	101,706	4,694	18.31%	97,753	4,174	17.13%	97,108	4,244	17.72%	95,685	4,291	17.79%

Non-interest-earning assets:
Cash and due from banks	1,320			1,217			1,161			1,197			1,037
Allowance for loan losses	(6,259)			(5,956)			(5,768)			(5,608)			(5,443)
Other assets	3,688			3,482			3,068			3,010			3,219
Total non-interest-earning assets	(1,251)			(1,257)			(1,539)			(1,401)			(1,187)

Total assets	$105,782			$100,449			$96,214			$95,707			$94,498

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$62,999	$350	2.20%	$60,123	$314	2.07%	$57,303	$273	1.91%	$56,356	$249	1.79%	$55,690	$233	1.66%
Borrowings of consolidated securitization entities	14,223	104	2.90%	12,306	86	2.77%	11,821	80	2.71%	12,410	74	2.42%	12,425	70	2.24%
Senior unsecured notes	9,554	89	3.70%	9,552	88	3.66%	9,114	84	3.70%	8,795	79	3.64%	7,940	72	3.60%
Total interest-bearing liabilities	86,776	543	2.48%	81,981	488	2.36%	78,238	437	2.24%	77,561	402	2.10%	76,055	375	1.96%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	284			275			270			300			218
Other liabilities	4,283			3,772			3,299			3,570			3,716
Total non-interest-bearing liabilities	4,567			4,047			3,569			3,870			3,934

Total liabilities	91,343			86,028			81,807			81,431			79,989

Equity
Total equity	14,439			14,421			14,407			14,276			14,509

Total liabilities and equity	$105,782			$100,449			$96,214			$95,707			$94,498
Net interest income		$4,333			$4,206			$3,737			$3,842			$3,916

Interest rate spread(1)			15.59%			15.95%			14.89%			15.62%			15.83%
Net interest margin(2)			16.06%			16.41%			15.33%			16.05%			16.24%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Twelve Months Ended Dec 31, 2018			Twelve Months Ended Dec 31, 2017
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$11,059	$207	1.87%	$11,707	$129	1.10%
Securities available for sale	6,566	137	2.09%	4,449	59	1.33%

Loan receivables:
Credit cards, including held for sale	80,219	17,342	21.62%	72,795	15,941	21.90%
Consumer installment loans	1,698	156	9.19%	1,491	137	9.19%
Commercial credit products	1,333	144	10.80%	1,366	139	10.18%
Other	54	2	3.70%	50	2	4.00%
Total loan receivables, including held for sale	83,304	17,644	21.18%	75,702	16,219	21.42%
Total interest-earning assets	100,929	17,988	17.82%	91,858	16,407	17.86%

Non-interest-earning assets:
Cash and due from banks	1,224			887
Allowance for loan losses	(5,900)			(4,942)
Other assets	3,315			3,304
Total non-interest-earning assets	(1,361)			(751)

Total assets	$99,568			$91,107

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$59,216	$1,186	2.00%	$53,173	$848	1.59%
Borrowings of consolidated securitization entities	12,694	344	2.71%	12,179	263	2.16%
Senior unsecured notes	9,257	340	3.67%	7,972	280	3.51%
Total interest-bearing liabilities	81,167	1,870	2.30%	73,324	1,391	1.90%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	282			227
Other liabilities	3,733			3,129
Total non-interest-bearing liabilities	4,015			3,356

Total liabilities	85,182			76,680

Equity
Total equity	14,386			14,427

Total liabilities and equity	$99,568			$91,107
Net interest income		$16,118			$15,016

Interest rate spread(1)			15.52%			15.96%
Net interest margin(2)			15.97%			16.35%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Dec 31, 2018 vs. Dec 31, 2017
BALANCE SHEET STATISTICS
Total common equity	$14,678	$13,996	$14,458	$14,356	$14,234	$444	3.1%
Total common equity as a % of total assets	13.74%	13.39%	14.59%	15.02%	14.86%		(1.12)%

Tangible assets	$104,631	$102,416	$97,235	$93,788	$94,068	$10,563	11.2%
Tangible common equity(1)	$12,517	$11,867	$12,571	$12,585	$12,494	$23	0.2%
Tangible common equity as a % of tangible assets(1)	11.96%	11.59%	12.93%	13.42%	13.28%		(1.32)%
Tangible common equity per share(1)	$17.41	$16.51	$16.84	$16.55	$16.22	$1.19	7.3%

REGULATORY CAPITAL RATIOS(2)
	Basel III Transition(3)				Basel III Transition
Total risk-based capital ratio(4)	15.3%	15.5%	18.0%	18.1%	17.3%
Tier 1 risk-based capital ratio(5)	14.0%	14.2%	16.6%	16.8%	16.0%
Tier 1 leverage ratio(6)	12.3%	12.3%	13.6%	13.7%	13.8%
Common equity Tier 1 capital ratio	14.0%	14.2%	16.6%	16.8%	16.0%

	Basel III Fully Phased-in
Common equity Tier 1 capital ratio	14.0%	14.2%	16.6%	16.8%	15.8%

(1) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(2) Regulatory capital metrics at December 31, 2018 are preliminary and therefore subject to change.
(3) Amounts presented do not reflect certain modifications to the regulatory capital rules proposed by the federal banking agencies in September 2017, which among other things, may increase the risk weighting of certain deferred tax assets from 100% to 250% if the proposed rule becomes effective.

(4) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(5) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(6) Tier 1 leverage ratio is the ratio of Tier 1 capital divided by total average assets, after certain adjustments. Tier 1 leverage ratios are based upon the use of daily averages for all periods presented.

SYNCHRONY FINANCIAL
PLATFORM RESULTS
(unaudited, $ in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	4Q'18 vs. 4Q'17		Dec 31, 2018	Dec 31, 2017	YTD'18 vs. YTD'17
RETAIL CARD
Purchase volume(1)(2)	$33,080	$29,264	$27,340	$23,382	$29,839	$3,241	10.9%	$113,066	$106,239	$6,827	6.4%
Period-end loan receivables	$65,224	$60,564	$52,918	$52,531	$56,230	$8,994	16.0%	$65,224	$56,230	$8,994	16.0%
Average loan receivables, including held for sale	$62,006	$60,389	$52,427	$53,673	$53,256	$8,750	16.4%	$57,155	$51,570	$5,585	10.8%
Average active accounts (in thousands)(2)(3)	61,275	59,846	54,092	55,927	56,113	5,162	9.2%	58,223	55,142	3,081	5.6%

Interest and fees on loans(2)	$3,583	$3,465	$2,993	$3,096	$3,133	$450	14.4%	$13,137	$12,023	$1,114	9.3%
Other income(2)	$55	$51	$48	$65	$49	$6	12.2%	$219	$212	$7	3.3%
Retailer share arrangements(2)	$(835)	$(851)	$(644)	$(714)	$(771)	$(64)	8.3%	$(3,044)	$(2,904)	$(140)	4.8%

PAYMENT SOLUTIONS
Purchase volume(1)	$4,710	$4,606	$4,288	$3,823	$4,366	$344	7.9%	$17,427	$16,160	$1,267	7.8%
Period-end loan receivables	$18,418	$17,639	$16,875	$16,513	$16,857	$1,561	9.3%	$18,418	$16,857	$1,561	9.3%
Average loan receivables	$17,931	$17,234	$16,562	$16,629	$16,386	$1,545	9.4%	$17,093	$15,752	$1,341	8.5%
Average active accounts (in thousands)(3)	10,037	9,675	9,433	9,545	9,421	616	6.5%	9,692	9,192	500	5.4%

Interest and fees on loans	$627	$601	$566	$562	$574	$53	9.2%	$2,356	$2,181	$175	8.0%
Other income	$2	$4	$4	$2	$2	$—	—%	$12	$14	$(2)	(14.3)%
Retailer share arrangements	$(15)	$(17)	$(7)	$(4)	$(5)	$(10)	NM	$(43)	$(24)	$(19)	79.2%

CARECREDIT
Purchase volume(1)	$2,530	$2,573	$2,640	$2,421	$2,360	$170	7.2%	$10,164	$9,415	$749	8.0%
Period-end loan receivables	$9,497	$9,318	$9,086	$8,809	$8,860	$637	7.2%	$9,497	$8,860	$637	7.2%
Average loan receivables	$9,403	$9,160	$8,864	$8,788	$8,727	$676	7.7%	$9,056	$8,380	$676	8.1%
Average active accounts (in thousands)(3)	6,070	5,961	5,819	5,851	5,814	256	4.4%	5,932	5,634	298	5.3%

Interest and fees on loans	$564	$551	$522	$514	$526	$38	7.2%	$2,151	$2,015	$136	6.7%
Other income	$7	$8	$11	$8	$11	$(4)	(36.4)%	$34	$62	$(28)	(45.2)%
Retailer share arrangements	$(5)	$(3)	$(2)	$(2)	$(3)	$(2)	66.7%	$(12)	$(9)	$(3)	33.3%

TOTAL SYF
Purchase volume(1)(2)	$40,320	$36,443	$34,268	$29,626	$36,565	$3,755	10.3%	$140,657	$131,814	$8,843	6.7%
Period-end loan receivables	$93,139	$87,521	$78,879	$77,853	$81,947	$11,192	13.7%	$93,139	$81,947	$11,192	13.7%
Average loan receivables, including held for sale	$89,340	$86,783	$77,853	$79,090	$78,369	$10,971	14.0%	$83,304	$75,702	$7,602	10.0%
Average active accounts (in thousands)(2)(3)	77,382	75,482	69,344	71,323	71,348	6,034	8.5%	73,847	69,968	3,879	5.5%

Interest and fees on loans(2)	$4,774	$4,617	$4,081	$4,172	$4,233	$541	12.8%	$17,644	$16,219	$1,425	8.8%
Other income(2)	$64	$63	$63	$75	$62	$2	3.2%	$265	$288	$(23)	(8.0)%
Retailer share arrangements(2)	$(855)	$(871)	$(653)	$(720)	$(779)	$(76)	9.8%	$(3,099)	$(2,937)	$(162)	5.5%

(1) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(2) Includes activity and balances associated with loan receivables held for sale.
(3) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended					Twelve Months Ended
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Dec 31, 2017
COMMON EQUITY MEASURES
GAAP Total common equity	$14,678	$13,996	$14,458	$14,356	$14,234
Less: Goodwill	(1,024)	(1,024)	(1,024)	(991)	(991)
Less: Intangible assets, net	(1,137)	(1,105)	(863)	(780)	(749)
Tangible common equity	$12,517	$11,867	$12,571	$12,585	$12,494
Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	284	311	287	278	254
Basel III - Common equity Tier 1 (fully phased-in)	$12,801	$12,178	$12,858	$12,863	$12,748
Adjustment related to capital components during transition					142
Basel III - Common equity Tier 1 (transition)					$12,890

RISK-BASED CAPITAL
Common equity Tier 1	$12,801	$12,178	$12,858	$12,863	$12,890
Add: Allowance for loan losses includible in risk-based capital	1,211	1,137	1,027	1,015	1,064
Risk-based capital	$14,012	$13,315	$13,885	$13,878	$13,954

ASSET MEASURES
Total average assets	$105,782	$100,449	$96,214	$95,707	$94,498
Adjustments for:
Disallowed goodwill and other disallowed intangible assets (net of related deferred tax liabilities) and other	(1,845)	(1,836)	(1,670)	(1,560)	(1,392)
Total assets for leverage purposes	$103,937	$98,613	$94,544	$94,147	$93,106

Risk-weighted assets - Basel III (fully phased-in)	$91,725	$85,941	$77,322	$76,509	$80,526
Risk-weighted assets - Basel III (transition)					$80,669

TANGIBLE COMMON EQUITY PER SHARE
GAAP book value per share	$20.42	$19.47	$19.37	$18.88	$18.47
Less: Goodwill	(1.42)	(1.42)	(1.37)	(1.30)	(1.29)
Less: Intangible assets, net	(1.59)	(1.54)	(1.16)	(1.03)	(0.96)
Tangible common equity per share	$17.41	$16.51	$16.84	$16.55	$16.22

ADJUSTED NET EARNINGS
GAAP net earnings	$783	$671	$696	$640	$385	$1,935
Adjustment for tax law change(2)	—	—	—	—	160	160
Adjusted net earnings	$783	$671	$696	$640	$545	$2,095

ADJUSTED DILUTED EPS
GAAP diluted EPS	$1.09	$0.91	$0.92	$0.83	$0.49	$2.42
Adjustment for tax law change(2)	—	—	—	—	0.21	0.20
Adjusted diluted EPS	$1.09	$0.91	$0.92	$0.83	$0.70	$2.62

(1) Regulatory measures at December 31, 2018 are presented on an estimated basis.
(2) Adjustment to exclude the effects to Provision for income taxes in the quarter ended December 31, 2017, resulting from the Tax Act.